POWER OF ATTORNEY
For Executing SEC Forms


The undersigned hereby
appoints each of
Harold W. Lueken,
Senior Vice President
and General Counsel and
James E. Defebaugh,
Senior Vice President,
Deputy General Counsel
and Chief Privacy
Officer of Kmart
Holding Corporation
(Kmart), signing singly,
the true and lawful
attorney-in-fact to:

(1) execute for and on
behalf of the undersigned,
with respect to the
undersigned's holdings
of and transactions in
Kmart securities,
Forms 3, 4 or 5
pursuant to Section 16(a)
of the Securities Exchange
Act and the rules thereunder;

(2) do and perform any and
all acts for and on behalf
of the undersigned which
 may be necessary or desirable
to complete and execute any
such Form 3, 4 or 5 and timely
file such form with the United
States Securities and Exchange
Commission and any stock
exchange or similar authority
; and

(3) take any other action of
any type whatsoever in
connection with the foregoing
which, in the opinion of
such attorney-in-fact, may be
of benefit to, in the best
interest of, or legally
required by, the undersigned,
it being understood that
the documents executed by
such attorney-in-fact on
behalf of the undersigned
pursuant to this Power of
Attorney shall be in such
form and shall contain such
terms and conditions as such
attorney-in-fact may approve
in her/his discretion.

The undersigned hereby grants
to such attorney-in-fact full
power and authority to do and
perform all and every act and
thing whatsoever requisite,
necessary and proper to be
done in the exercise of any
of the rights and powers herein
granted, as fully to all intents
and purposes as such
attorney-in-fact might or could
do if personally present, with
full power of substitution or
revocation, hereby ratifying
and confirming all that such
attorney-in-fact, or her
substitute or substitutes,
shall lawfully do or cause
to be done by virtue of this
Power of Attorney and the
rights and powers herein
granted.  The undersigned
acknowledges that the
foregoing attorney-in-fact,
in serving in such capacity
at the request of the
undersigned, is not assuming
any of the undersigned's
responsibilities to
comply with Section 16
of the Securities Exchange Act.

This Power of Attorney shall
remain in full force and
effect until the undersigned
is no longer required to file
Forms 3, 4 and 5 with respect
to the undersigned's holdings
of and transactions in Kmart
securities, unless earlier
revoked by the undersigned.

IN WITNESS WHEREOF, the
undersigned has caused this
Power of Attorney to be
executed as of this 2nd day
of September, 2003.


John D. Goodman    / S /
Signature


John D. Goodman
Print Name


EXHIBIT 24